UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd.
Suite 400
South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CytomX Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2023. On April 17, 2023, the record date, there were 66,338,938 shares of the Company’s common stock outstanding, with each such share being entitled to one vote.

At the Annual Meeting, 43,912,680 shares of the Company’s common stock were voted online or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement (the “Proxy Statement”) on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2023.

Proposal 1. The Company’s stockholders elected the Class II director nominees below to the Company’s Board of Directors to hold office until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or the earlier of their death, resignation or removal.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Matthew P. Young	23,793,074	732,946	38,185	19,348,478
Elaine V. Jones, Ph.D.	18,414,845	6,111,386	37,974	19,348,478

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

FOR	AGAINST	ABSTAIN
43,291,956	562,880	57,844

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,139,070	1,486,286	938,849	19,348,475

No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2023	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Lloyd Rowland
Lloyd Rowland
Senior Vice President and General Counsel